UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2300

Princeton Private Investment Fund

(Exact name of registrant as specified in charter)

8000 Norman Center Drive, Suite 630, Minneapolis, MN

(Address of principal executive offices) (Zip code)

Cassandra W. Borchers, Esq. Thompson Hine LLP

312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 952-897-5390

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1.	Reports to Stockholders.

Annual Report

March 31, 2018

A, C, I, II and AA Share Classes

Managed By:

Princeton Fund Advisors, LLC

8000 Norman Center Drive

Suite 630

Minneapolis, MN 55437

1-855-924-2454

Dear Shareholders,

We are pleased to present you with the 2018 Annual Report for the Princeton Private Investment Fund (the “Fund”).

Market Overview:

Overall, the fiscal year-ended March 31, 2018, was a strong year for the private equity industry. It was a year of increasing investment, strong exit markets, attractive returns and strong fund-raising activity. Private equity continues to attract a high level of attention and capital, with an unprecedented $3 trillion raised over the past five years. This competitive deal environment highlights the importance of patience in the deployment of capital, a virtue that the Fund’s private equity managers seem to be heeding. Unlike traditional equity managers who have to put inflows immediately to work, private equity managers can patiently wait to deploy capital. On the tactical side, we continue to see general partners aggressively assessing and measuring portfolio management talent, an area where the margins for error are thin and getting thinner. The General Partner mindset around assessing risks and opportunities over a typical holding period hasn’t changed. Private Equity firms are also continuing to hone their activist approaches to creating value in partnership with management.

Fund Overview:

The Fund achieved positive performance in every month of the 2017 calendar year, generating an annualized net return of 12.68%1. The favorable performance can be attributed to management’s ability to swiftly recognize investment themes and tactically allocate capital to best-in-class managers. For the fiscal year-ended March 31, 2018, the Fund posted a net return of 9.58%1. As seen in the tables below, the Fund continues to exhibit robust alpha-generating and volatility-dampening performance.

Risk Statistics[2] | 6/1/2016 to 3/31/2018
	Annualized Return	Standard Deviation[3]	Sharpe Ratio[4]	Max Drawdown[5]
Princeton Private Investment Fund (Class I)	9.24%	2.82%	3.01	-0.71%
S&P 500 Total Return Index	15.73%	7.59%	1.98	-6.13%
Bloomberg Barclays US Aggregate Bond Index	0.67%	2.98%	-0.02	-3.28%

Up/Down Capture to Benchmarks[2] | 6/1/2016 to 3/31/2018
	Up Capture Ratio[6]	Down Capture Ratio[6]
S&P 500 Total Return Index	45.30%	8.46%
Bloomberg Barclays US Aggregate Bond Index	141.45%	-101.17%

PRINCETON PRIVATE INVESTMENT FUND

8000 NORMAN CENTER DRIVE

SUITE 630

MINNEAPOLIS, MN 55437

TELEPHONE 952-897-5390

FACSIMILE 952-897-5391

The Fund continued to diversify its commitments and investments over the past fiscal year. As of March 31, 2018, the Fund had exposure to 10 private equity funds and four private credit funds, which compose 72.56% of the current portfolio’s NAV. The liquid allocation of the portfolio is invested with a variety of highly-experienced mutual fund managers employing strategies the advisor believes will exhibit advantageous risk/return characteristics. The Fund’s largest allocations to mutual fund managers include Credit Suisse, Oppenheimer, and Deer Park Road Management Company. Deploying capital into attractive private investments remains the primary objective of the Fund’s management.

KKR North America Fund XI (“KKR NAXI”) is currently the Fund’s largest private investment fund holding and has contributed significantly to the performance of the overall portfolio. KKR NAXI continues to focus on value creation efforts with its portfolio companies to enhance returns to investors. KKR Americas Fund XII and KKR Asian Fund III are the Fund’s newest private equity commitments, both of which began drawing down capital during 2017.

The Fund saw its private credit managers continue to call capital during the fiscal year. Guggenheim Private Debt Fund 2.0, Ellington Private Investment Opportunities, and Keystone Real Estate Lending Fund have performed particularly well, with yields ranging from 7.0-13.0% over the past fiscal year. During the most recent twelve-month period, the Fund made additional commitments to what it believes are best-in-class private credit managers and strategies. The Bain Special Situations Asia Fund and Bridge Debt Strategies Fund II are among the Fund’s most recent commitments and their strategies are anticipated to execute on some of the advisor’s highest-conviction themes across the globe.

On December 28, 2017, the Fund made its second annual distribution. The distribution amounted to $0.48 for Class I Shares, representing a distribution yield of 4.33%. The yield is primarily attributable to the Fund’s allocation to income-producing credit investments, as well as several large private equity realizations seen throughout the year. Beginning June 30, 2018, the Fund expects to transition to quarterly distributions.

The Fund continues to selectively deploy capital with managers who have decades of experience and strong investment track records. We are excited about the Fund’s current positioning and believe the Fund is effectively diversified across investment managers to capitalize on opportunities in the global economy.

Thank you for being a shareholder of the Princeton Private Investment Fund.

Sincerely,

Princeton Private Investment Fund

PRINCETON PRIVATE INVESTMENT FUND

8000 NORMAN CENTER DRIVE

SUITE 630

MINNEAPOLIS, MN 55437

TELEPHONE 952-897-5390

FACSIMILE 952-897-5391

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total return is calculated assuming reinvestment of all dividends and distributions. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses, before waiver and/or reimbursement are 7.73% for Class A, 6.86% for Class I, 4.72% for Class AA, 4.70% for Class II, 5.12% for Class C, 5.32% for Class T, and 5.27% for Class L per the Fund’s most recent confidential private placement memoranda (“PPM”). The Fund’s total annual operating expenses, after waiver and/or reimbursement are 3.65% for Class A, 3.05% for Class I, 3.35% for Class AA, 3.35% for Class II, 3.75% for Class C, 3.95% for Class T, and 3.90% for Class L per the Fund’s most recent confidential private placement memoranda (“PPM”). Redemptions made within one year of purchase are subject to a redemption fee of 2.00%. The maximum sales charge on purchases is 3.50% for Class A, 6.00% for Class AA, 4.75% for Class C, 2.25% for Class L, and 3.50% for Class T shares. Class I & Class II shares are not subject to a sales charge on purchases. The Fund’s PPM contains more complete information about the Fund’s investment objectives, risks, charges and fees and should be read carefully before investing. For performance information current to the most recent quarter-end or to request a copy of the PPM, please call 1-855-924-2454.

1)	Performance is represented by Class I Shares.
2)	All risk statistics calculated using monthly return series over the period 6/1/2016 – 3/31/2018. S&P 500 – The S&P 500 Index, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. BBgBarc US Agg – The Bloomberg Barclays US Agg Bond is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.
3)	Standard deviation is a statistical measure of how consistent returns are over time. It is calculated as the square root of variance by determining the variation between each data point relative to the mean. A lower standard deviation indicates historically less volatility.
4)	Sharpe ratio is the average return earned in excess of the risk-free rate per unit of volatility. The Citi 3 Month Treasury Bill Rate is used to represent the risk-free rate. Generally, the greater the value of the Sharpe ratio, the more attractive the risk-adjusted return.
5)	Max drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
6)	Up/Down Capture Ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index had risen/fallen. The ratio is calculated by dividing the manager’s returns by the returns of an index during the up/down market and multiplying that factor by 100. All Up/Down Capture Ratios are calculated for Princeton Private Investment Fund – Class I against the respective benchmarks in the header row.

PRINCETON PRIVATE INVESTMENT FUND

8000 NORMAN CENTER DRIVE

SUITE 630

MINNEAPOLIS, MN 55437

TELEPHONE 952-897-5390

FACSIMILE 952-897-5391

Princeton Private Investment Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for the periods ended March 31, 2018, compared to its benchmark:

	One Year	Annualized Inception** - March 31, 2018	Annualized Inception*** - March 31, 2018	Inception**** - March 31, 2018	Inception***** - March 31, 2018
Princeton Private Investment Fund – Class A	8.86%	8.85%	N/A	N/A	N/A
Princeton Private Investment Fund – Class A with load	5.03%	6.63%	N/A	N/A	N/A
Princeton Private Investment Fund – Class I	9.58%	N/A	9.32%	N/A	N/A
Princeton Private Investment Fund – Class C	N/A	N/A	N/A	8.83%	N/A
Princeton Private Investment Fund – Class C with load	N/A	N/A	N/A	3.66%	N/A
Princeton Private Investment Fund – Class II	N/A	N/A	N/A	9.31%	N/A
Princeton Private Investment Fund – Class AA	N/A	N/A	N/A	N/A	3.68
Princeton Private Investment Fund – Class AA with load	N/A	N/A	N/A	N/A	-2.53%
S&P 500 Total Return Index	13.99%	16.24%	16.86%	14.17%	3.26%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A, Class C and Class AA maximum applicable sales charge of 3.50% 4.75% and 6.00%, respectively, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before expense reimbursements, are 7.73%, 6.86%, 7.83%, 7.43% and 7.43% for Class A, Class I, Class C, Class II and Class AA shares, respectively, per the August 1, 2017 prospectus. The Fund’s performance would have been lower had the Adviser not waived fees and/or reimbursed expenses. Class A, Class C and Class AA shares are subject to a maximum sales charge up to 3.50% 4.75% and 6.00%, respectively, which may be reduced or waived by the Adviser imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-855-924-2454.
**	Inception date for Class A is July 1, 2016.
***	Inception date for Class I is May 13, 2016.
****	Inception date for Class C and Class II is April 3, 2017.
*****	Inception date for Class AA is November 1, 2017.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Princeton Private Investment Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

March 31, 2018

Comparison of the Change in Value of a $50,000 Investment

The Fund’s top asset classes as of March 31, 2018 are as follows:

Top Asset Classes	Percent of Net Assets
Private Funds	72.1%
Mutual Funds	27.1%
Short Term Investment	0.6%
Other Assets Less Liabilities	0.2%

100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Princeton Private Investment Fund

PORTFOLIO OF INVESTMENTS

March 31, 2018

Investments	Shares	Cost	Fair Value	% of Net Assets	Unrealized Gain / (Loss) from Investments
PRIVATE FUNDS - 72.1%
Bridge Debt Strategies Fund II LP (a)		$2,833,737	$2,893,662	8.8%	$59,925
EPO Onshore Partners LP (a)(b)		3,007,000	3,593,912	11.0	586,912
Guggenheim Private Debt Fund 2.0, LLC (a)		1,826,654	2,174,821	6.6	348,167
Keystone Real Estate Lending Fund, L.P. (a)		3,000,000	3,000,000	9.2	—
KKR Asian Fund III L.P.		210,640	161,246	0.5	(49,394)
KKR North America Fund XI L.P. (a)		8,217,640	9,683,106	29.5	1,465,466
KKR Americas Fund XII L.P.		1,187,236	1,189,495	3.6	2,259
Mount Yale Private Equity Fund, LP (d)		711,839	936,189	2.9	224,350

TOTAL PRIVATE FUNDS		$20,994,746	$23,632,431	72.1%	$2,637,685

MUTUAL FUNDS - 27.1%
Credit Suisse Floating Rate High Income Fund - Institutional Class	377,770	$2,591,678	$2,583,950	7.9%	$(7,728)
Deer Park Total Return Credit Fund - Class I (d)	230,012	2,592,387	2,596,840	7.9	4,453
Princeton Premium Fund - Class I (d)	113,032	1,197,488	1,114,495	3.4	(82,993)
Oppenheimer Senior Floating Rate Fund - Class I	317,513	2,580,141	2,578,208	7.9	(1,933)

TOTAL MUTUAL FUNDS		$8,961,694	$8,873,493	27.1%	$(88,201)

SHORT TERM INVESTMENT - 0.6%
Goldman Sachs Financial Square Funds -
Government Fund to yield 0.65% (c)	214,695	$214,695	$214,695	0.6%

TOTAL SHORT TERM INVESTMENT		$214,695	$214,695	0.6%

TOTAL INVESTMENTS - 99.8% (Cost - $30,171,135)			$32,720,619
OTHER ASSETS LESS LIABILITIES - 0.2%			73,687

NET ASSETS - 100.0%			$32,794,306

(a)	Securities are restricted to resale.
(b)	The Fund’s investment in EPO Onshore Partners LP was formed under a master-feeder fund structure for the purpose of investing all of its investable assets in Ellington Private Opportunities Master Fund (A) LP, a Cayman Islands exempted limited partnership and Ellington Private Opportunities Master Fund (B) LP, a Cayman Islands exempted limited partnership.
(c)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018.
(d)	Affiliated fund.

See accompanying notes to financial statements.	6

Princeton Private Investment Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018

ASSETS
Investment securities:
Unaffiliated Investments at cost	$25,669,421
Affiliated Investments at cost	4,501,714

Investments at cost	$30,171,135

Unaffiliated Investments at fair value	$28,073,095
Affiliated Investments at fair value	4,647,524

Investments at fair value	$32,720,619

Cash	470,800
Distribution receivable	177,849
Dividend and interest receivable	36,410
Prepaid expenses and other assets	1,488

TOTAL ASSETS	33,407,166

LIABILITIES
Subcriptions received in advance	470,000
Distribution and servicing fees payable	13,866
Investment advisory fees payable	17,253
Related parties payable	17,205
Accrued expenses and other liabilities	94,536

TOTAL LIABILITIES	612,860

NET ASSETS	$32,794,306

Composition of Net Assets:
Paid in capital	$30,716,195
Accumulated net investment loss	(521,357)
Accumulated undistributed net realized gain on investment	49,984
Net unrealized appreciation of investments	2,549,484

NET ASSETS	$32,794,306

See accompanying notes to financial statements.	7

Princeton Private Investment Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2018

Class A Shares:
Net Assets	$7,372,766
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	674,898

Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.92

Maximum offering price per share (net asset value plus maximum sales charges of 3.50%)	$11.32

Class I Shares:
Net Assets	$20,750,589
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	1,894,883

Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.95

Class C Shares:
Net Assets	$305,256
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	28,022

Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.89

Maximum offering price per share (net asset value plus maximum sales charges of 4.75%)	$11.44

Class II Shares:
Net Assets	$4,272,351
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	391,178

Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.92

Class AA Shares:
Net Assets	$93,344
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	8,562

Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.90

Maximum offering price per share (net asset value plus maximum sales charges of 6.00%)	$11.60

See accompanying notes to financial statements.	8

Princeton Private Investment Fund

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2018

INVESTMENT INCOME
Dividends from unaffiliated companies	$460,310
Dividends from affiliated companies	116,310
Interest income	4,273

TOTAL INVESTMENT INCOME	580,893

EXPENSES
Management fees	333,344
Distribution and servicing fees
Class A	42,652
Class C	1,605
Class II	4,472
Class AA	115
Transfer agent fees	132,289
Professional fees	162,030
Offering Costs	37,248
Trustees fees and expenses	49,540
Printing and postage expenses	38,606
Accounting services fees	32,942
Compliance officer fees	22,841
Custodian fees	16,471
Administrative services fees	23,990
Registration fees	6,738
Insurance expense	13,525
Other expenses	4,971

TOTAL EXPENSES	923,379

Less: Expenses waived/reimbursed by the Adviser	(332,949)
Less: Fees waived by the Adviser for Affiliated Holdings	(9,647)

NET EXPENSES	580,783

NET INVESTMENT INCOME	110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON OPERATIONS
Net realized gain (loss) from:
Unaffiliated investments	244,614
Affiliated investments	143,076
Net change in unrealized appreciation on investments	2,056,232

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,443,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,444,032

See accompanying notes to financial statements.	9

Princeton Private Investment Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2018 (2)(3)	For the Period Ended March 31, 2017 (1)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$110	$398,921
Net realized gain (loss) from investments	387,690	341,426
Net change in unrealized appreciation on investments	2,056,232	493,252

Net increase in net assets resulting from operations	2,444,032	1,233,599

DISTRIBUTIONS TO MEMBERS
From net investment income:
Class A	(138,289)	(88,894)
Class I	(525,434)	(209,037)
Class C	(6,469)	—
Class II	(27,497)	—
Class AA	(2,338)	—
From net realized gains:
Class A	(127,830)	(101,247)
Class I	(373,961)	(207,239)
Class C	(5,328)	—
Class II	(21,061)	—
Class AA	(1,695)	—

Total distributions to members	(1,229,902)	(606,417)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	976,462	6,405,000
Class I	6,363,121	13,170,480
Class C	285,750	—
Class II	4,207,000	—
Class AA	94,000	—
Reinvestment of distributions:
Class A	263,110	190,141
Class I	725,931	416,276
Class C	11,797	—
Class II	42,455	—
Redemption of shares
Class A	(909,500)	—
Class I	(1,289,029)	—

	10,771,097	20,181,897

NET INCREASE IN NET ASSETS	11,985,227	20,809,079

NET ASSETS
Beginning of Period	20,809,079	—

End of Period*	$32,794,306	$20,809,079

*Includes accumulated net investment income (loss) of:	$(521,357)	$100,990

(1)	The Fund’s Class I Shares commenced operations on May 13, 2016 and Class A Shares commenced operations on July 1, 2016.
(2)	Class C and Class II Shares commenced operations on April 3, 2017.
(3)	Class AA Shares commenced operations on November 1, 2017.

See accompanying notes to financial statements.	10

Princeton Private Investment Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended March 31, 2018 (2)(3)	For the Period Ended March 31, 2017 (1)
SHARE ACTIVITY
Class A:
Shares Sold	118,945	625,365
Shares Reinvested	24,752	18,660
Shares Redeemed	(112,824)	—

Net increase in shares outstanding	30,873	644,025

Class I:
Shares Sold	592,699	1,310,120
Shares Reinvested	68,291	40,851
Shares Redeemed	(117,078)	—

Net increase in shares outstanding	543,912	1,350,971

Class C:
Shares Sold	26,909
Shares Reinvested	1,113
Shares Redeemed	—

Net increase in shares outstanding	28,022

Class II:
Shares Sold	387,177
Shares Reinvested	4,001
Shares Redeemed	—

Net increase in shares outstanding	391,178

Class AA:
Shares Sold	8,562
Shares Reinvested	—
Shares Redeemed	—

Net increase in shares outstanding	8,562

(1)	The Fund’s Class I Shares commenced operations on May 13, 2016 and Class A Shares commenced operations on July 1, 2016.
(2)	Class C and Class II Shares commenced operations on April 3, 2017.
(3)	Class AA Shares commenced operations on November 1, 2017.

See accompanying notes to financial statements.	11

Princeton Private Investment Fund

STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in net assets resulting from operations	$2,444,032
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation	(2,056,232)
Purchase of investments	(23,119,185)
Proceeds from sale of investments	13,585,864
Net realized gain on investments	(387,690)
Return of capital distributions	14,116
Proceeds from sale of short-term investments, net	160,575
Decrease in receivable for deferred offering costs	37,248
Increase in dividend receivables	(8,539)
Increase in prepaid and other assets	(1,095)
Decrease in distribution and servicing fees payable	(9,204)
Increase in investment advisory fees payable	12,929
Decrease in accrued expenses and other liabilities	(22,331)
Increase in related parties payable	8,350

Net Cash Used in Operating Activities	(9,341,162)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	9,740,999
Payment of Shares redeemed, net of change in payable for shares redeemed	(2,198,529)
Cash dividends and distributions paid to shareholders	(186,609)

Net Cash Provided by Financing Activities	7,355,861

NET DECREASE IN CASH	(1,985,301)
CASH - BEGINNING OF YEAR	2,456,101

CASH - END OF YEAR	$470,800

See accompanying notes to financial statements.	12

Princeton Private Investment Fund

FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class A	For the Year Ended March 31, 2018	For the Period Ended March 31, 2017 (1)
Net asset value, beginning of period	10.42	$10.09

Gain (Loss) from investment operations:
Net investment income (loss) (2)	(0.04)	0.09
Net realized and unrealized gain on investments	0.95	0.56

Total from investment operations	0.91	0.65

Less distributions from:
Net investment income	(0.21)	(0.15)
Net realized gains	(0.20)	(0.17)

Total distributions	(0.41)	(0.32)

Net asset value, end of period	$10.92	10.42

Total return (3)	8.86%	6.53	%(4)

Net assets, at end of period (000s)	$7,373	$6,709

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	3.77%	6.63	%(5)
Ratio of net expenses to average net assets	2.52%	2.55	%(5)
Ratio of net investment income (loss) to average net assets	(0.33)%	1.12	%(5)
Portfolio Turnover Rate	50%	83	%(4)

(1)	Class A commenced operations July 1, 2016.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the adviser not reimbursed expenses.
(4)	Not annualized.
(5)	Recurring income and expenses are annualized for periods less than one full year. Nonrecurring expenses such as organizational and offering cost of $82,547 and $338,838 for Classes A and I, respectively, have not been annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.	13

Princeton Private Investment Fund

FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class I	For the Year Ended March 31, 2018	For the Period Ended March 31, 2017 (1)
Net asset value, beginning of period	$10.44	$10.00

Gain from investment operations:
Net investment income (2)	0.02	0.30
Net realized and unrealized gain on investments	0.97	0.48

Total from investment operations	0.99	0.78

Less distributions from:
Net investment income	(0.28)	(0.17)
Net realized gains	(0.20)	(0.17)

Total distributions	(0.48)	(0.34)

Net asset value, end of period	$10.95	$10.44

Total return (3)	9.58%	8.03	%(4)

Net assets, at end of period (000s)	$20,751	$14,100

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	3.14%	5.76	%(5)
Ratio of net expenses to average net assets	1.92%	1.95	%(5)
Ratio of net investment income to average net assets	0.17%	3.29	%(5)
Portfolio Turnover Rate	50%	83	%(4)

(1)	Class I commenced operations May 13, 2016.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the adviser not reimbursed expenses.
(4)	Not annualized.
(5)	Recurring income and expenses are annualized for periods less than one full year. Nonrecurring expenses such as organizational and offering cost of $82,547 and $338,838 for Classes A and I, respectively, have not been annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.	14

Princeton Private Investment Fund

FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended March 31, 2018 (1)	Class C	Class II
Net asset value, beginning of period	$10.42	$10.42

Gain (Loss) from investment operations:
Net investment loss (2)	(0.05)	(0.02)
Net realized and unrealized gain on investments	0.96	0.98

Total from investment operations	0.91	0.96

Less distributions from:
Net investment income	(0.24)	(0.26)
Net realized gains	(0.20)	(0.20)

Total distributions	(0.44)	(0.46)

Net asset value, end of period	$10.89	$10.92

Total return (3,4)	8.83%	9.31%

Net assets, at end of period (000s)	$305	$4,272

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	3.87%	3.38%
Ratio of net expenses to average net assets (5)	2.61%	2.20%
Ratio of net investment loss to average net assets (5)	(0.42)%	(0.08)%
Portfolio Turnover Rate (4)	50%	50%

(1)	Class C and Class II commenced operations on April 3, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the adviser not reimbursed expenses.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.	15

Princeton Private Investment Fund

FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class AA	For the Period Ended March 31, 2018 (1)
Net asset value, beginning of period	$10.98

Gain (Loss) from investment operations:
Net investment loss (2)	(0.01	)(7)
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.39

Less distributions from:
Net investment income	(0.27)
Net realized gains	(0.20)

Total distributions	(0.47)

Net asset value, end of period	$10.90

Total return (3,4)	3.68%

Net assets, at end of period (000s)	$93

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)(6)	3.40%
Ratio of net expenses to average net assets (5)	2.19%
Ratio of net investment loss to average net assets (5)	(0.09)%
Portfolio Turnover Rate (4)	50%

(1)	Class AA commenced operations November 1, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the adviser not reimbursed expenses.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7)	Amount Represents less than $0.005 per share.

See accompanying notes to financial statements.	16

Princeton Private Investment Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

1. ORGANIZATION

Princeton Private Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 18, 2014. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund commenced operations on May 13, 2016.

The Fund is offering seven classes of shares of beneficial interest (“Shares”), designated as “Class A Shares”, “Class I Shares”, “Class AA Shares”, “Class II Shares”, “Class C Shares”, “Class T Shares” and “Class L Shares” to investors eligible to invest in the Fund. Class I Shares and Class II Shares are offered at net asset value. Class A, Class C and Class AA Shares are offered at net asset value plus a maximum sales charge of 3.50%, 4.75% and 6.00%, respectively. As of March 31, 2018, Class T Shares and Class L Shares had not commenced investment operations. While the Fund presently offers six classes of Shares, it may offer additional classes of Shares as well in the future. Each class of Shares has certain differing characteristics, particularly in terms of the sales charges that Investors in that class may bear, and the distribution fees and/or shareholder servicing fees that each class may be charged. The net asset values for each Share class are calculated separately based on the fees and expenses applicable to each class of Shares. It is expected that the net asset values of each Share class will vary over time as a result of the differing fees and expenses applicable to each class of Shares, different inception dates and different offering prices of each respective Share class on its initial closing. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day based upon the total net assets of each class.

The Fund is a registered investment fund. The Fund is similar to an unregistered private fund in that (i) Shares will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be subject to restrictions on transfer, and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the Underlying Funds (as defined below) in which the Fund invests. “Underlying Funds” means investment companies such as open-end registered funds, closed-end funds, and exchange traded funds (“ETFs”), or private funds exempt from registration such as hedge funds, private credit funds and “Investment Funds”. “Investment Funds” means private equity pooled investment vehicles of any type, including primary offerings and secondary acquisitions of interests in alternative funds that pursue private equity strategies and co-investment opportunities in operating companies presented by one or more Investment Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the

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case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value. The valuation of the Fund’s investments in Underlying Funds (including Investment Funds) is ordinarily determined based upon valuations provided by the Underlying Funds on a monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest will not have a readily ascertainable market price and will be valued by the Underlying Fund. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. When investing in an Underlying Fund (other than publicly offered mutual funds and ETFs), the Fund’s investment adviser, Princeton Fund Advisors, LLC (the “Adviser”), will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which will include a determination whether the Underlying Fund utilizes market values when available, and otherwise will utilize principles of fair value which the Adviser believes are consistent with those used by the Fund. However, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser will oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Fund’s Board of Trustees (“Board”). The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund will provide valuations on a monthly basis.

The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. A valuation committee comprised of the Fund’s personnel meets monthly, or as needed, to determine the valuation of the Fund’s investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Funds	$—	$—	$—	$23,632,431	$23,632,431
Mutual Funds	8,873,493	—	—	—	8,873,493
Short Term Investment	214,695	—	—	—	214,695

Total Investments:	$9,088,188	$—	$—	$23,632,431	$32,720,619

*	Refer to the Portfolio of Investments for industry classification.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 or Level 3 at the end of the reporting period. There were no transfers in to or out of Level 1, Level 2 or Level 3 during the current period.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or it was determined by the Fund’s valuation procedures that the private equity is not being reported at fair value.

The following is the fair value measurement of investments that are measured at Net Asset Value per share (or its equivalent) as a practical expedient:

Underlying Fund	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Bridge Debt Strategies Fund II LP	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$2,893,662	$69,679	2022 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments.

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March 31, 2018

Underlying Fund	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
EPO Onshore Partners, LP	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$3,593,912	$490,000	2020 Subject to one-year extension	None	N/A	Liquidty in form of distributions from Investments following the investment period.

Guggenheim Private Debt Fund 2.0, LLC	Private Debt	This fund seeks to generate current income and long-term capital appreciation by investing in a portfolio of privately negotiated debt investments, along with equity kickers and miscellaneous preferred and other equity investments.	$2,174,821	$1,388,164	2024 Subject to three one- year extensions	None	N/A	Liquidty in form of distributions from investments following the investment period.

Keystone Real Estate Lending Fund, L.P.	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$3,000,000	$—	N/A	Monthly	90	Monthly liquidity plus distributions of current income.

KKR Americas Fund XII L.P.	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$1,189,495	$8,849,971	2028	None	NA	Liquidty in form of distributions from investments.

Princeton Private Investment Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

Underlying Fund	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
KKR Asian Fund III L.P.	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$161,246	$2,789,360	2028	None	NA	Liquidty in form of distributions from investments.

KKR North America Fund XI, LP	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$9,683,106	$912,434	2023	None	N/A	Liquidty in form of distributions from investments.

Mount Yale Private Equity Fund, LP	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$936,189	$—	2024	None	N/A	Liquidty in form of distributions from investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Princeton Private Investment Fund

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March 31, 2018

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 or September 30, 2017. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Escrowed Cash, Subscriptions Received in Advance and Restricted Cash Balances – The Fund utilizes escrow agents to hold cash deposited to escrow accounts by potential investors. Cash deposits must be accompanied by corresponding subscription agreements to be held in escrow. If cash is received without an accompanying subscription document or if the potential investor is denied admittance to the Fund, the cash is returned to the potential investor. At each close date, upon receiving notification from the Fund, the escrow agent will release the cash for Shareholders being admitted into the Fund to the Fund’s unrestricted operating account. Restricted cash balances and money market funds held in escrow, as of March 31, 2018 totaled $480,750. A corresponding liability is included in subscriptions received in advance on the statement of assets and liabilities.

Offering and Organizational Costs – Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12 month period using the straight line method.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2018, cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments) amounted to $23,119,185 and $13,585,864, respectively.

The following risks relate to investments by the Fund and the Underlying Funds (including Investment Funds) in which it may invest:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. No assurance can be given that the Fund’s investment objective will be achieved. The

Princeton Private Investment Fund

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March 31, 2018

Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful, (ii) the Investment Funds will achieve their return expectations, (iii) the Investment Funds will achieve any return of capital invested, (iv) the Fund’s investment activities will be successful, or (v) Investors (defined below) will not suffer losses from an investment in the Fund.

Limited Operating History. The Fund is a non-diversified, closed-end management investment company with limited performance history that Investors can use to evaluate the Fund’s investment performance.

Limitations on Transfer; Shares Not Listed; No Market for Fund Shares. The transferability of Shares is subject to certain restrictions, including restrictions imposed under applicable securities laws. The Shares are not traded on any securities exchange or other market. No market currently exists for Shares and none is expected to develop.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. Although the Fund may offer to repurchase Shares from time to time, an Investor may not be able to redeem its Shares for a substantial period of time.

Substantial Fees and Expenses. By investing in Underlying Funds (including Investment Funds) through the Fund, an Investor will bear a portion of the Management Fee and other expenses of the Fund. An Investor will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. After the initial period of operations, the Fund does not intend to invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund; however, the Fund may exceed this limitation during its initial period of operations and the Fund currently holds more than 25% in an initial Investment Fund accepted as part of the Class I Share Initial Closing.

Private Credit Fund Risks. The Fund is subject to all risks associated with the private credit funds in which it may invest. Prepayment risk is associated with debt investment strategies, including investments in mortgages or mortgage-related securities, consumer credit or corporate credit. The value of these securities may be

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March 31, 2018

significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. Also, the Underlying Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a daily, monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest will not have a readily ascertainable market price and will be valued by the Underlying Fund. The Adviser will oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund will provide valuations on a monthly basis.

Commitment Strategy. The Fund anticipates that it will maintain a sizeable cash position in anticipation of funding future capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by certain Underlying Funds (including Investment Funds). Holding a sizeable cash position may result in lower returns than if the Fund employs an “over-commitment” strategy, in order to maximize its exposure to Investment Funds. However, an inadequate cash position presents other risks to the Fund, including the potential inability to fund capital contributions, to pay for repurchases of Shares tendered by Investors or to meet expenses generally.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser for any month, net asset value is calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage), at an annual rate of 1.20% of the Fund’s average daily net assets. For the year ended March 31, 2018, the Fund incurred $333,344 in advisory fees.

The Fund invested a portion of its assets in the Deer Park Total Return Credit Fund, Princeton Premium Fund and Mount Yale Private Equity Fund, LP which are advised by the Adviser. The Adviser has agreed to waive advisory fees in an amount equal to its earnings on the Fund’s assets that are invested in the Deer Park Total Return Credit Fund and in the Princeton Premium Fund. For the year ended March 31, 2018, the Adviser waived $9,647. For the year ended March 31, 2018, the Adviser did not waive advisory fees from Mount Yale Private Equity Fund, LP, which was purchased at a discount in a secondary transaction.

The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, which has been amended and restated to be effective until July 31, 2019 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund for each Share class during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in

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March 31, 2018

which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses of the Fund as determined in the Adviser’s sole discretion, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of the Fund’s shareholders. These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month during the Limitation Period exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the end of the fiscal year during which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation. For the year ended March 31, 2018, the Adviser reimbursed expenses of $332,949.

The amounts subject to recapture by the Adviser by the following dates:

3/31/2020	3/31/2021
$630,442	$332,949

Distributor – The Fund, pursuant to the conditions of the exemptive order issued by the SEC, has adopted distribution and/or service plans with respect to Class A, Class AA, Class II, Class C, Class T and Class L Shares (the “Distribution and Service Plan”) in conformity with Rule 12b-1 under the 1940 Act.

An annual “Distribution and/or Service Fee” of up to 0.60%, 0.30%, 0.30%, 0.70%, 0.90% and 0.85% of the aggregate net asset value of Class A, Class AA, Class II, Class C, Class T and Class L Shares, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Fund Shares), is charged on an aggregate class-wide basis, and Investors will be subject to the fee as long as they hold their Class A, Class AA, Class II, Class C, Class T and Class L Shares. Class I Shares are not subject to a Distribution and/or Service Fee. For the year ended March 31, 2018, the Fund incurred Distribution and/or Service Fees of $42,652, $1,605, $4,472 and $115 for Class A, Class C, Class II and Class AA Shares, respectively.

Under the terms of a distribution agreement (the “Distribution Agreement”) with KBS Capital Markets Group LLC (“KBS”), KBS is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (each a “financial intermediary”) for distribution services and to provide related sales support to Investors holding Class A, Class AA, Class II, Class C, Class T and Class L Shares. Each compensated financial intermediary is paid by KBS based on the aggregate net asset value held by Investors that receive services from such financial intermediary. KBS is expected to pay a Distribution and/or Service Fee to such financial intermediaries, who may use such fees to compensate the financial advisory personnel involved in the placement and on-going servicing, as applicable, of Class A, Class AA, Class II, Class C, Class T and Class L Shares. Payment of the Distribution and/or Service Fee is governed by the Class A, Class AA, Class II, Class C, Class T and Class L Shares’ Distribution and Service Plan.

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March 31, 2018

Gemini Fund Services, LLC (“GFS”)

GFS provides administration and fund accounting to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

5. REPURCHASES OF SHARES

No Fund shareholder (“Shareholder” or “Investor”) has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to not more than 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of any Share class from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of such Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Fund’s tax year end is September 30, 2017, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax year ended September 30, 2017 was as follows:

Fiscal Year Ended September 30, 2017
Ordinary Income	$107,271
Long-Term Capital Gain	262,348
Return of Capital	236,799

$606,418

Princeton Private Investment Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

The Fund did not have distributions for the tax year ended September 30, 2016.

As of September 30, 2017, and adjusted for activity through fiscal year ended March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$—	$—	$—	$(39,637)	$(2,975,874)	$5,093,622	$2,078,111

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the tax deferral of losses on wash sales, the unamortized portion of organization expenses for tax purposes and adjustments for partnerships.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $140,626.

Permanent book and tax differences, primarily attributable to adjustments for partnerships and the reclass of net operating losses and distributions, resulted in reclassification for the tax year ended September 30, 2017 and adjusted for activity through fiscal year ended March 31, 2018 as follows:

Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$(236,799)	$77,570	$159,229

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2017 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2017 will not be finalized by the Fund until after the fiscal year end.

7. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$27,626,997	$5,269,486	$(175,864)	$5,093,622

Princeton Private Investment Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2018

8. INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or under common management. Companies which are affiliates of the Fund at March 31, 2018 are noted in the Fund’s Portfolio of Investments. Transactions during the year ended March 31, 2018 with companies which are affiliates are as follows:

Cusip	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/Loss	Dividends Credited to Income	Value - End of Year	Shares at Year End
66537X167	Deer Park Total Return Credit Fund - Class I	$—	$3,847,308	$1,288,699	$39,933	$70,740	$2,596,840	230,012
66539A603	Princeton Premium Fund - Class I	—	2,134,602	857,278	(79,835)	45,570	1,114,495	113,032
	Mount Yale Private Equity Fund LP	—	847,717	318,856	182,978	—	936,189	N/A

	Total	$—	$6,829,627	$2,464,833	$143,076	$116,310	$4,647,524	343,044

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded there are no subsequent events that would have an impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Princeton Private Investment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Princeton Private Investment Fund (the Fund), as of March 31, 2018, and the related statement of operations and cash flows for the year then ended, changes in net assets, and the financial highlights for the year then ended and for the period from May 13, 2016 (commencement of operations) to March 31, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 13, 2016 (commencement of operations) to March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodians, brokers, and underlying investment company advisers. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Fund’s auditor since 2017.

Denver, Colorado

May 30, 2018

Princeton Private Investment Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2018

Princeton Fund Advisors, LLC, (Adviser to Princeton Private Investment Fund)

In connection with the board meeting held on March 12, 2018, the Board of Trustees (the “Board” or “Trustees”) of Princeton Private Investment Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Management Agreement”) between the Fund and Princeton Fund Advisors, LLC (the “Advisor”). In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Management Agreement, the Advisor, and a memorandum from Thompson Hine LLP regarding the duties of the Trustees with respect to approval of the Management Agreement.

Representatives from the Advisor delivered a presentation to the Board regarding its capabilities as investment adviser to the Fund. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor and this summary of the deliberations may not detail all matters that were considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor and this summary of the deliberations may not detail all matters that were considered. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Nature, Extent and Quality of Service. The Trustees discussed the professional backgrounds and experience of the Advisor’s key investment personnel. They discussed how the organization and structure of the Advisor assisted the firm to serve the various needs of the Fund. They also noted that the Advisor continues to work diligently on important issues like the valuation process which is critical to the success of the Fund. They observed that the Advisor has strong communication with the Board and continued to be very transparent on important items. The Trustees noted that the Advisor was responsible for all initial and ongoing due diligence, research and investment selection (including negotiation of investment terms) within the Fund. The Trustees discussed the Advisor’s investment process, noting that its various teams and committees met frequently and conducted a rigorous methodology for sourcing, evaluating, qualifying, and selecting effective managers and investment strategies. They further noted that the Advisor has put together a strong compliance team, as was evidenced by the results of the recent SEC limited scope examination. After further discussion, the Trustees concluded that the Advisor had provided quality services to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance as compared to an Advisor selected peer group, its benchmark and a private fund managed by the Advisor. The Trustees noted that the private fund outperformed the Fund, and Advisor representatives explained that the private fund is a more mature, fully invested product. After further discussion, the Trustees concluded that the performance history provided by the Advisor indicated that the Fund had provided positive and reasonable returns to Fund shareholders.

Fees and Expenses. The Board noted that the Advisor charged an advisory fee of 1.20%, based on the average net assets of the Fund. The Trustees acknowledged that the advisory fee is consistent with the peer group average, and that the overall net expense ratio is only slightly higher than the peer group average. The Trustees noted that the Fund’s advisory fee was slightly higher than the peer group average. The Board further noted that the Fund’s net expense ratio was higher than the peer group but considered that the Adviser has contractually agreed to limit the total expenses of the Fund thereby making the Fund’s total expenses more comparable to its benchmarks. They further determined the advisory fees are acceptable in light of the Advisor’s expertise and the quality of the services the Fund continues to receive from the Advisor, and the investment strategy of the Fund.

Princeton Private Investment Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2018

Economies of Scale. The Trustees considered whether the Advisor and the Fund had realized economies of scale. They discussed the expense limitation agreement provided by the Advisor and commented on the benefit the agreement provided to shareholders. They noted that based on the Fund’s current asset size and expense limitation agreement with the Advisor, the absence of breakpoints was acceptable at this time. The Trustees discussed the Advisor’s position on breakpoints and agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor and considered whether it earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted the Advisor was not profitable in connection with its advisory services provided to the Fund during the prior year, and that as a result, its profits were not excessive. They also considered the benefits to the Advisor and its affiliates from the Fund’s investments in affiliated funds.

Conclusion. Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and that renewal of the agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Private Investment Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2018

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o Princeton Fund Advisors, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437.

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES

Jeffrey P. Greiner Born: 1958 Trustee and Chairman of the Audit Committee	Term — Indefinite Length — Since September, 2014	Co-Founder and Managing Partner, Northern Pacific Group (since 2012). Senior Advisor, Norwest Equity Partners (2007-2012)	1	YMCA of the Greater Twin Cities (since 2000); Greater Twin Cities United Way (since 2009); Boy Scouts of America (since 2013); The Minnesota Orchestra (since 2002); The Cathedral Church of St. Mark (since 2008)

G. Mike Mikan Born: 1971 Trustee	Term — Indefinite Length — Since December, 2014	Chairman and Chief Executive Officer of Shot-Rock Capital, LLC (formerly Northern Oak Capital, LLC), a private investment capital group; President, ESL Investments, Inc. (2013-December, 2014); Interim Chief Executive Officer, Best Buy (2012); Chief Financial Officer, UnitedHealth Group (1998-2012)	1	Make-A-Wish Foundation of Minnesota (2004-2009; Best Buy (2008-2012); Children’s Theatre Company (2007-2011); AutoNation (2013-present); Princeton Private Investment Fund (2015-present); Breck School (2009-present)

INTERESTED TRUSTEE

John L. Sabre Born: 1957 Trustee, Chairman, and Principal Executive Officer	Term — Indefinite Length — Since September, 2014	Chairman and CEO, Mount Yale Capital Group, LLC (2003-present); Chairman and CEO Princeton Fund Advisors, LLC	1	None

OFFICER(S) WHO ARE NOT TRUSTEES

Christopher E. Moran Born: 1979 Treasurer	Term — Indefinite Length — Since September, 2014	Controller, Mount Yale Capital Group, LLC (since 2007)	N/A	N/A

Daniel J. Amen Born: 1957 Secretary	Term — Indefinite Length — Since June, 2015	General Counsel Mount Yale Capital Group, LLC (since 2014); Managing Partner Amen Business Law (since 2014); Attorney with the Corporate Group at Faegre Baker Daniels (formerly, Faegre & Benson) (1982 to July 2014)	N/A	N/A

Princeton Private Investment Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2018

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years
Emile Molineaux Born: 1962 Chief Compliance Officer	Term — Indefinite Length — Since September, 2014	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011).	N/A	N/A

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-924-2454.

Approved: September 22, 2014

PRIVACY NOTICE
FACTS	WHAT DOES PRINCETON PRIVATE INVESTMENT FUND (“PPIF”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Princeton Private Investment Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Princeton Private Investment Fund
What we do
How does PPIF protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PPIF collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tells us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Princeton Private Investment Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Princeton Private Investment Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Princeton Private Investment Fund doesn’t jointly market.

Princeton Private Investment Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2018

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-924-2454 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-924-2454.

Investment Advisor: PRINCETON FUND ADVISORS, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437 952-897-5390

Distributor: KBS CAPITAL MARKETS GROUP, LLC 800 Newport Center Drive, Suite 700 Newport Beach, CA 92660 (866) KBS-4CMG (527-4264) www.kbs-cmg.com

©Copyright 2016, Princeton Fund Advisors, LLC • Securities distributed by KBS Capital Markets Group, LLC • Member FINRA & SIPC. 9009-A

Item 2.	Code of Ethics. Attached

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that G. Mike Mikan is a financial expert, as defined in Item 3 of Form N-CSR. G. Mike Mikan is independent for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $31,500

2017 - $30,000

(b)	Audit-Related Fees

2018 - $0

2017 - $0

(c)	Tax Fees

2018 - $8,400

2017 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - $0

2017 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee

	2017	2018
Audit-Related Fees:	100.00%	100.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $8,400

2017 - $8,000

(h) The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Companies. Not applicable

Item 6.	Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Advisor to vote the proxies in accordance with the Advisor’s proxy voting guidelines and procedures. In general, the Advisor believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Advisor will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Advisor will generally vote in favor of management or investor proposals that the Advisor believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Advisor will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Advisor will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Advisor, the Advisor will make written disclosure of the conflict to the Independent Trustees indicating how the Advisor proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Advisor voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling toll free 855-924-2454, and on the SEC’s website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Greg D. Anderson, is a founder and President of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Anderson is also the President of Mount Yale. Prior to founding the Advisor in 2011 and Mount Yale Asset Management, LLC in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles and registered mutual funds. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. Although there are not currently other client accounts that will be pursuing the same types of private equity investments as the Fund, the Advisor may, for example, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to favor Client Accounts over the Fund. The Advisor has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Each Portfolio Manager’s compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Advisor and not by the Fund. Because the Portfolio Managers are indirect equity owners of the Advisor and are affiliated with other entities that may receive performance-based fees from other client accounts, the supplemental distribution that the Portfolio Managers receive from the Advisor, its parent company, or affiliates, directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Advisor from advisory fees and performance-based fees derived from certain client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2017.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed (in millions)
John L. Sabre	7	$1,403	4	$58	956	$1,331
Greg D. Anderson	5	$1,403	4	$58	956	$1,331

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed
John L. Sabre	0	$0	1	$58	0	$0
Greg D. Anderson	0	$0	1	$58	0	$0

Ownership of Securities

The following table shows the dollar range of the Fund’s equity securities beneficially owned by the portfolio managers as of March 31, 2017.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Greg D. Anderson	None
John L. Sabre	Over $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders. None

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Princeton Private Investment Fund

By (Signature and Title)
/s/ John L. Sabre
John L. Sabre, Principal Executive Officer/ President

Date	6/11/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ John L. Sabre
John L. Sabre, Principal Executive Officer/ President

Date	6/11/18

By (Signature and Title)
/s/ Christopher Moran
Christopher Moran, Principal Financial Officer/ Treasurer

Date	6/11/18